                                                                 EXHIBIT 10.14.2
                                 FIRST AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 30th day of March, 2000, and entered into among Telergy Operating, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined below) and Bank of America, N.A., as a Lender and Administrative Agent.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Second Amended and Restated Credit Agreement, dated as of November 19, 1999 (as amended, and as further amended, restated or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, Borrower has informed Administrative Agent that the Borrower has requested certain amendments to the Credit Agreement;

      WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed upon the terms and conditions set forth below;

      NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

      SECTION 1.

      (a) Definitions, in general. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      (b) Definition of "Series B Certificate of Designation". A new definition of "Series B Certificate of Designation" is added to Article I of the Credit Agreement in alphabetical order as follows:

            "Series B Certificate of Designation" means that certain Certificate of Designation for Series B Convertible Redeemable Preferred Stock of Telergy, Inc., to be executed by it and filed with Secretary of State of the State of Delaware.

      (c) Definition of "Series B Preferred". A new definition of "Series B Preferred" is added to Article I of the Credit Agreement in alphabetical order as follows:

            "Series B Preferred" means 52,220 shares to be sold for $383.00 per share of that Series B Convertible Redeemable Preferred Stock, par value $.0001 per share.

      (d) The definition of "Subsidiary" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent; provided that Telergy NJ, LLC shall not be considered a Subsidiary for purposes of this Agreement.

      SECTION 2. Amendment to Section 2.06(b). Section 2.06(b) of the Credit Agreement is amended and restated in its entirety as follows:

            (b) Mandatory Prepayments. The Borrower shall make an immediate and mandatory prepayment of the Loan and/or cash collateralization of the Letters of Credit by an amount in each case equal to: (i) 100% of the net cash proceeds from the issuance of any equity or Capital Stock by the Parent or any of its Subsidiaries (whether as a result of the exercise of a Stock Right or otherwise), except (A) Capital Stock of the Parent issued
      (I) pursuant to the Private Offering, (II) pursuant to the Conversion Rights Agreement, (III) in accordance with any Stock Plan, (IV) pursuant to any Stock Rights existing on the Closing Date, and (V) the Series B Preferred, or (B) Capital Stock of Telergy Canada issued to comply with applicable Law of Canada, (ii) 100% of the Net Proceeds from Asset Dispositions and Fiber Dispositions by the Parent, the Borrower or any of their Subsidiaries (specifically excluding Fiber Dispositions not prohibited by the terms of Section 7.15 hereof) (this section in and of itself not permitting any such transactions, for permitted Asset Dispositions, see Section 7.06 hereof and for prohibited Fiber Dispositions, see Section 7.15 hereof), provided that no prepayment must be made for Asset Dispositions (A) in the ordinary course of business, (B) among the Parent, the Borrower and their Wholly Owned Subsidiaries or Telergy Central and (C) the Net Proceeds of which aggregate in an amount over the term of this Agreement less than $1,000,000; (iii)100% of the net proceeds received by the Parent, the Borrower or their Subsidiaries in connection with the incurrence of Debt for Borrowed Money of the Parent, the Borrower or any of their Subsidiaries after the date hereof (this section in and of itself not permitting any such transactions, for permitted debt incurrence see Section 7.02 hereof) except with respect to the incurrence by the Borrower of Debt for Borrowed Money in accordance with the terms of Section 7.02 hereof; and (iv) 100% of the Obligations if a Change in Control occurs.

      SECTION 3. Addition of Section 6.01(d) of the Credit Agreement . A new
Section 6.01(d) shall be added to the Credit Agreement as follows:

            (d) All leases entered into by the Borrower or any of the Borrower's or the Parent's Subsidiaries after March 15, 2000 on which Property of the Borrower or its Subsidiaries valued in excess of $500,000 in the aggregate is located shall be subject to a landlord's waiver for the benefit of, and in form and substance acceptable to, the Administrative Agent and the Lenders. Additionally, in connection with such leases, the Borrower shall use (and shall cause the Borrower's and the Parent's Subsidiaries to use) commercially reasonable best efforts to obtain legal descriptions and permission for the Administrative Agent, for itself and each of the Lenders, to file a fixture filing for each such leased property on which Property of the Borrower or the Borrower's and the Parent's Subsidiaries valued in excess of $500,000 in the aggregate is located. The Borrower further agrees to assist the Administrative Agent in preparing and filing any such UCC-1 fixture filing financing statements on such properties.

      SECTION 4. Amendment of Sections 7.05(d) and 7.05(e) of the Credit Agreement and addition of new Section 7.05(f) to the Credit Agreement . Sections 7.05(d) and 7.05(e) of the Credit Agreement are deleted in their entirety and the following Sections 7.05(d) and 7.05(e) are added in their stead together with a new Section 7.05(f) as follows:

                  (d) So long as there exists no Default or Event of Default both immediately before and immediately after making any such Investment, additional Investments in Telergy East of up to $4,000,000 in the aggregate during the term of this Agreement;

                  (e) Investments consisting of loans or advances by the Parent, the Borrower or any of their Subsidiaries to employees or directors of the Parent, Borrower or their Subsidiaries, provided that in each case, such loans or advances are made in the ordinary course of business and in accordance with the past practices of the Parent, the Borrower or such Subsidiary, and in any case, not in excess of $2,000,000 outstanding at any one time, excluding with respect to the calculation of such amount, loans to purchase the Capital Stock of the Parent under the Stock Plan; and

                  (f) So long as there exists no Default or Event of Default both immediately before and immediately after making any such Investment and subject to the prior or contemporaneous sale of the Series B Preferred, Investments in Telergy NJ, LLC of up to $4,000,000 in the aggregate during the term of this Agreement.

      SECTION 5. Amendment of Sections 7.07(i) and 7.07(j) of the Credit Agreement and addition of new Section 7.07(k) to the Credit Agreement. Sections 7.07(i) and 7.07(j) of the Credit

Agreement are deleted in their entirety and the following Sections 7.07(i) and 7.07(j) are added in their stead together with a new Section 7.07(k) as follows:

                  (i) so long as there exists no Default or Event of Default both immediately before and immediately after giving effect thereto, the Borrower may declare and pay dividends to the Parent in connection with Debt for Borrowed Money of the Parent permitted under the terms of this Agreement and ordinary course of business operating expenses;

                  (j) the Parent, the Borrower and their Subsidiaries may repay the Nortel Note with the proceeds of this Loan; and

                  (k) the Parent may make in kind Restricted Payments required to be made by the Series B Certificate of Designation as in effect on March , 2000 in the form presented to the Administrative Agent and the Lenders and related issuances of common stock upon the conversion of the Series B Preferred in accordance with the Series B Certificate of Designation.

      SECTION 6. Amendment to Section 7.10. Section 7.10 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 7.10. Amendments to Organizational Documents and Material Agreements. The Borrower will not, and will not cause or permit the Parent or any of their Subsidiaries to, enter into any amendment of any term or provision, or accept any consent or waiver with respect to any such provision, of (a) its articles of incorporation, by-laws, the Operating Agreement or its organizational documents, as applicable, in a manner that adversely affects the interests of the Lenders; provided, that, (i) Telergy Canada may amend its articles of incorporation and by-laws to the extent necessary to consummate any Telergy Canada Reorganization, (ii) Telergy Central may amend any of its organizational documents to the extent necessary to consummate the Telergy Central Conversion, (iii) the Parent may amend its articles of incorporation or by-laws to the extent necessary to complete the Parent Merger or to increase the outstanding shares of its Capital Stock or to effect a common Capital Stock split, and
      (iv) the Parent may execute and file the Series B Certificate of Designation, (b) any document evidencing Debt for Borrowed Money of the Parent, the Borrower or their Subsidiaries in existence on the date hereof, (c) documents and instruments evidencing indebtedness owed to M&T Bank, (d) the documents and agreements evidencing Debt for Borrowed Money executed in connection with the Nortel Credit Line, (e) the documents and agreements evidencing Debt for Borrowed Money executed in connection with the GATX Lease Agreement, (f) the documents and agreements evidencing Debt for Borrowed Money executed in connection with any Interest Hedge Agreements, (g) the documents and agreements evidencing Debt for Borrowed Money permitted by Section 7.02(e) hereof, (h) the documents and agreements evidencing Debt for Borrowed Money executed in connection with Permitted Refinancing Indebtedness, (i) any agreement, document or instrument related to, or executed or delivered in connection with, any equity interest or Capital Stock of the Parent, the Borrower or their Subsidiaries in a manner that is adverse to the interests of the Lenders, (j) any Right of Way Agreement, or (k) the Series B Certificate of Designation.

      SECTION 7. Amendment to Section 7.11. Section 7.11 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 7.11. Issuances of Capital Stock. The Borrower shall not, and shall not permit the Parent or any of their Subsidiaries to (a) make or permit any transfer, assignment, distribution, mortgage, pledge or gift of any shares of Capital Stock of the Parent, the Borrower or their Subsidiaries, except to another Wholly Owned Subsidiary of the Parent or the Borrower and (b) issue any Capital Stock or grant any Stock Rights, except: (i) the Parent may issue Class A Capital Stock of the Parent in accordance with the terms of the Stock Rights in existence on the Closing Date and described on Schedule 7.11, (ii) so long as there exists no Default or Event of Default both immediately before and immediately after giving effect thereto, issuances by the Parent of its Class A Capital Stock in connection with the Private Offering, so long as such issuance does not cause a Change in Control, (iii) so long as here exists no Default or Event of Default both immediately before and immediately after giving effect thereto, Class A Capital Stock of the Parent issued pursuant to the Stock Plan, so long as such issuance does not cause a Change in Control, (iv) so long as there exists no Default or Event of Default both immediately before and after giving effect thereto, payments in kind with respect to dividends on the Global Preferred Stock or the Special Common Stock, and (v) so long as there exists no Default or Event of Default both immediately before and after giving effect thereto, the Series B Preferred.

      SECTION 8. Conditions Precedent. This First Amendment shall not be effective until the Administrative Agent shall have received:

      (a) executed signature pages from the Borrower, the Parent, Telergy Parkway, the Administrative Agent and Majority Lenders;

      (b) certified copies of resolutions authorizing the execution, delivery and performance of this First Amendment; and

      (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

      SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this First Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement that has not been waived by the Lenders, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

      SECTION 10. Entire Agreement; Ratification. THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

      SECTION 11. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

      SECTION 12. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

      (A) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN PAPER SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR

ANY OTHER LOAN PAPER AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

      (B) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      (C) EACH PARTY TO THIS AGREEMENT AND ANY OTHER LOAN PAPER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12 HEREOF. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN PAPER WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT OR ANY OTHER LOAN PAPER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

===============================================================================

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
===============================================================================

      IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.

THE BORROWER:

                                        TELERGY OPERATING, INC.

                                        /s/ Brian Kelly
                                        ----------------------------------------

                                        By:  Brian Kelly
                                            ------------------------------------

                                        Its: President
                                            ------------------------------------

THE ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                             /s/ Anthony M. Cacheria
                                        ________________________________________
                                        By:    Anthony M. Cacheria
                                        Title: Managing Director

THE LENDERS:

SPECIFIED                               BANK OF AMERICA, N.A.,
PERCENTAGE ON THE CLOSING:              individually as a Lender
DATE: 28.57142857143%

Address:
901 Main Street
64th Floor
Dallas, Texas  75202
                                             /s/ Anthony M. Cacheria
                                        ________________________________________
                                        By:    Anthony M. Cacheria
Attn:       Tony Cacheria               Title: Managing Director
Telephone:  (214) 209-0157
Telecopy:   (214) 209-9390

SPECIFIED                               TORONTO DOMINION (TEXAS), INC.
PERCENTAGE ON THE CLOSING:              individually as a Lender
DATE: 28.57142857143%

Address:

__________________________

__________________________

__________________________              ________________________________________

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:_________________

SPECIFIED                               CIBC INC.
PERCENTAGE ON THE CLOSING:              individually as a Lender
DATE: 22.85714285714%

Address:

__________________________

__________________________
                                             /s/ Colleen Fioux
__________________________              ________________________________________

                                                 Colleen Fioux
                                        By:_____________________________________
Attn:_____________________
                                                 Executive Director
                                        Title:__________________________________
Telephone:________________

Telecopy:_________________

SPECIFIED                               ROYAL BANK OF CANADA,
PERCENTAGE ON THE CLOSING:              individually as a Lender
DATE: 20.000000000%

Address:

__________________________

__________________________

__________________________              ________________________________________

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:_________________

THE GUARANTORS:

ACKNOWLEDGED AND AGREED:

                                        TELERGY, INC.

                                                     /s/ Brian Kelly
                                        ________________________________________

                                        By:            Brian Kelly
                                        _____________________________________

                                        Its:____________________________________


                                        TELERGY PARKWAY, INC.

                                                     /s/ Brian Kelly
                                        ________________________________________

                                        By:            Brian Kelly
                                        _____________________________________

                                        Its:____________________________________